UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 29, 2006

TIME AND DATE:	2:00 p.m. local time on Thursday, June 29, 2006

PLACE:	Executive Offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001

ITEMS OF BUSINESS:

(1)   To elect five individuals to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(2)   To consider and vote upon amendments to our charter.

(3)   To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on March 30, 2006.

ANNUAL REPORT:	Our 2005 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the annual meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal and Secretary

April 28, 2006
Dallas, Texas

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2006

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Behringer Harvard Opportunity REIT I, Inc. (“Behringer Harvard Opportunity REIT I,” the “Company,” “we,” or “us”), a Maryland corporation, of proxies for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 29, 2006, at 2:00 p.m. local time at the Company’s executive offices, 15601 Dallas Parkway, Addison, Texas 75001 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of 2006 Annual Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about April 28, 2006.

Annual Report

Our Annual Report for the year ended December 31, 2005, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on March 30, 2006. Alternatively, our Annual Report on Form 10-K may be accessed on-line through our website at www.behringerharvard.com or through the Securities and Exchange Commission’s website at www.sec.gov.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on March 30, 2006 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting. As of the Record Date, there were approximately 5,571,683 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. If you wish, you may authorize a proxy by telephone or Internet as described below. Authorizing a proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the five nominees named herein and FOR the adoption of the amendments to our charter, and, if any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A stockholder may withhold his or her vote in the election of directors or abstain (collectively, “Abstentions”) with respect to each other item submitted for stockholder approval. Abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but abstentions will not be counted as votes cast.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors, provided a quorum is present. Abstentions will have the effect of a vote against each nominee for director.

Approval of the amendments to our charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting. Abstentions will have the effect of a vote against the proposal to approve the amendments to our charter.

Authorization of Proxies by Telephone or Internet

Stockholders of record who live in the United States may submit proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize proxies to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the Annual Meeting by:

•      providing written notice of such revocation to the Secretary of Behringer Harvard Opportunity REIT I;

•      properly signing and submitting a new proxy card with a later date;

•      authorizing a proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•      attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

We have hired Phoenix American Financial Services, Inc., an affiliate of our transfer agent (“Phoenix American”), to assist us in the distribution of proxy materials and solicitation of votes. We will not pay Phoenix American a separate fee for assisting in the solicitation but we will reimburse Phoenix American for all of their out-of-pocket expenses in connection with the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. The costs of proxy solicitation will be borne by us.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members, three of whom (Barbara C. Bufkin, Robert J. Chapman and Steven J. Kaplan) have been determined by the Board of Directors to be “independent” as that term is defined under the NASDAQ rules and the rules of the Securities and Exchange Commission (“SEC”). The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2007 Annual Meeting of Stockholders: Robert M. Behringer, Robert S. Aisner, Barbara C. Bufkin, Robert J. Chapman and Steven J. Kaplan. Each nominee currently serves as a director and, if reelected as a director, will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, removal, resignation or retirement. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupation and certain other information about the nominees are set forth below.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES TO BE ELECTED AS DIRECTORS

Robert M. Behringer, age 58, has served as our Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors since our inception in November 2004. Mr. Behringer also serves as the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I”), a publicly registered real estate investment trust (“REIT”), and the Chief Executive Officer of Behringer Harvard Opportunity Advisors I LP (“Behringer Harvard Opportunity Advisors”), our advisor. He is also the majority owner, sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC (“Behringer Harvard Holdings”), the parent corporation of our advisor. Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP (“Behringer Harvard Short-Term Fund I”) and Behringer Harvard Mid-Term Value Enhancement Fund I LP (“Behringer Harvard Mid-Term Fund I”), each a publicly registered real estate limited partnership. Mr. Behringer also controls the general partner of Behringer Harvard Strategic Opportunity Fund I LP (“Behringer Harvard Strategic Opportunity Fund I”) and Behringer Harvard Strategic Opportunity Fund II LP (“Behringer Harvard Strategic Opportunity Fund II”), each a private real estate limited partnership. Since 2001, Mr. Behringer has also been the Chief Executive Officer of the other Behringer Harvard companies.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that has recently been liquidated and that had a net asset value of approximately $200 million before its liquidation. Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single-asset limited partnerships. From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease Real Estate Investments, Inc.), one of the largest pension funds advisors and owners of real estate in the United States. While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the South Central United States. The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion. Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

Mr. Behringer has over 26 years of experience in real estate investment, management and finance activities, including approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational properties. In addition to being the Chief Executive Officer and a director of Behringer Harvard Opportunity REIT I, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. Mr. Behringer is a Certified Property Manager, Real Property Administrator, Certified Hotel Administrator and Texas Real Estate Broker, holds Series 7, 24 and 63 registrations and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council. Mr. Behringer has also been a licensed certified public accountant for over 20 years. Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Robert S. Aisner, age 59, has served as our President since our inception in November 2004 and also serves as our Chief Operating Officer and a director. In addition, Mr. Aisner has served as President (since May 2005) and Chief Operating Officer (since February 2003) and a director (since June 2002) of Behringer Harvard REIT I. Mr. Aisner also serves as President of the other Behringer Harvard companies, including our advisor. Mr. Aisner has over 30 years of commercial real estate experience. From 1996 until 2003, Mr. Aisner served as (i) Executive Vice President of AMLI Residential Properties Trust, formerly a New York Stock Exchange listed REIT that is focused on the development, acquisition and management of upscale apartment communities and serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (ii) President of AMLI Management Company, which oversees all of AMLI’s apartment operations in 80 communities, (iii) President of the AMLI Corporate Homes division that manages AMLI’s corporate housing properties, (iv) Vice President of AMLI Residential Construction, a division of AMLI that performs real estate construction services, and (v) Vice President of AMLI Institutional Advisors, the AMLI division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee from 1999 until 2003. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management company. From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Since February 2003, Mr. Aisner has also served as Executive Vice President – Real Estate Operations of Behringer Harvard Holdings and President of Harvard Property Trust, LLC, IMS, LLC, HPT Management Services LP and Behringer Development Company LP. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Barbara C. Bufkin, age 50, has served as one of our directors since March 9, 2005. Ms. Bufkin is a 26-year veteran of the insurance industry and has been Corporate Senior Vice President, Business Development of Argonaut Group, Inc. since August 2004. From September 2002 until August 2004, Ms. Bufkin was Vice President of Corporate Business Development of Argonaut. From 2001 until Ms. Bufkin became an employee of Argonaut, she provided insurance and business development consulting services to Argonaut. From 2000 to September 2002, Ms. Bufkin also provided insurance and business development consulting services to other insurance companies and financial institutions, including consulting services to Swiss Re New Markets, General Re and AIG in connection with the $3 billion workers compensation privatization of the Florida Special Disability Trust Fund. Prior to that, Ms. Bufkin served as Director of Swiss Re New Markets and Chairman, President and Chief Executive Officer of Swiss Re subsidiary, Facility Insurance Corporation (FIC) and Facility Insurance Holding Corporation (FIHC). Her background also includes nearly 15 years of industry experience in executive positions with Sedgwick Payne Company, E.W. Blanch Company and other insurance industry firms. Ms. Bufkin graduated cum laude from the State University of New York at Buffalo, with a B.A. in Philosophy. She is an alumna of Leadership Texas, Stanford Executive Education, and Wharton Executive Education. She was a Director of the Southwestern Insurance Information Service for eight years. In 2000, she was nominated to the Texas Women’s Hall of Fame and was selected to the 2004 Class of Leadership America.

Robert J. Chapman, age 48, has served as one of our directors since March 9, 2005. He has been Executive Vice President and Chief Financial Officer of AMLI Residential Properties Trust (AMLI), formerly a publicly-traded real estate investment trust, since December 1997. From 1994 to 1997, Mr. Chapman was Managing Director of Heitman Capital Management Corporation. He served as Managing Director and Chief Financial Officer of JMB Institutional Realty Corporation in 1994 and as Managing Director and Chief Financial Officer of JMB Realty Corporation from 1976 to 1994. From 1972 to 1976, he was associated with KPMG LLP. Mr. Chapman received a B.B.A. in Accounting in 1970 and an M.B.A. in Finance in 1971 from the University of Cincinnati. He is a CPA and, when previously affiliated with a broker-dealer, was a NASD Registered Representative. Mr. Chapman is, or has been, a member of the Association of Foreign Investors in Real Estate, the Mortgage Bankers Association, the National Association of Real Estate Investment Trusts, the National Multi Housing Council, Pension Real Estate Association, the Real Estate Investment Advisory Council, the Urban Land Institute, the International Council of Shopping Centers, the American Institute of Certified Public Accountants and the Illinois CPA Society. He has served as a Board Member of the National Association of Real Estate Companies and the Real Estate Advisory Council of the University of Cincinnati, and is currently an adjunct professor of real estate finance at DePaul University in Chicago.

Steven J. Kaplan, age 55, has served as one of our directors since February 17, 2006. He has over 28 years of experience in the commercial real estate industry. From 1979 through 1993, Mr. Kaplan was a principal of and general counsel for Edgewood Investment Corporation, a regional real estate firm that acquired, operated and disposed of over 15 apartment communities, 12 shopping centers, 14 office buildings and six hotels. From 1994 through 1999, Mr. Kaplan served as the President and Chief Executive Officer of Landauer Associates, Inc., a national valuation and consulting firm. In this capacity, Mr. Kaplan expanded the services of Landauer to include a national capital markets group as well as an international hospitality division. Landauer was sold to Grubb & Ellis in 1999, and Mr. Kaplan served as chief operating officer of this international brokerage and property management firm. Since leaving Grubb & Ellis in 2000, Mr. Kaplan has served as an advisor to leading real estate service providers. Mr. Kaplan is an attorney and is admitted to practice law in Texas, Iowa and Illinois.

Independence

As required by our charter, a majority of the members of our Board of Directors must qualify as “independent” as affirmatively determined by the Board. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Behringer Harvard Opportunity REIT I, our senior management and our independent public accounting firm, the Board has determined that the majority of our Board is comprised of independent directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2005, the Board of Directors met four times and took action by unanimous written consent four times. Each of our directors attended all of the meetings of the Board of Directors, and of the committees on which he or she served, during the time period in 2005 in which he or she served. We encourage our directors to attend our annual meetings of stockholders. Our annual meeting of stockholders on June 29, 2006 will be the Company’s first such meeting. Our entire Board considers all major decisions concerning our business, including any property acquisitions. However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full Board meeting. The Board of Directors has established three permanent committees, each composed solely of independent directors: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is comprised of independent directors Barbara C. Bufkin, Steven J. Kaplan and Robert J. Chapman, who serves as chairman of the Audit Committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent auditors, to periodically review the auditors’ independence, and to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The Audit Committee has adopted a written charter approved by the Board of Directors, a copy of which is attached hereto as Annex A and can also be found on our website at www.behringerharvard.com. Each of the members of the Audit Committee is “independent” under NASDAQ rules and applicable SEC rules. During the fiscal year ended December 31, 2005, the Audit Committee met four times.

Compensation Committee. Our Board of Directors has also established a Compensation Committee to assist the Board of Directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors. The Compensation Committee consists of independent directors Barbara C. Bufkin, Robert J. Chapman and Steven J. Kaplan, who serves as chairman of the Compensation Committee. The primary duties of the Compensation Committee include reviewing all forms of compensation for our executive officers, if any, and our directors, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising the Board on changes in compensation. If we determine to hire employees, our Compensation Committee would also be charged with overseeing our compensation practices with respect to those employees. Currently, we do not compensate our executive officers, and only our directors who are not employed by us, Behringer Harvard Opportunity Advisors or our affiliates receive compensation for their services to us. The Compensation Committee also administers our Amended and Restated 2004 Incentive Award Plan. The Compensation Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.behringerharvard.com. Each of the members of the Compensation Committee is “independent” under NASDAQ rules and applicable SEC rules. Because no compensation issues requiring action by the committee arose during the fiscal year ended December 31, 2005, the Compensation Committee did not meet.

Nominating Committee. The Nominating Committee consists of independent directors Robert J. Chapman, Steven J. Kaplan and Barbara C. Bufkin, who serves as chairperson of the Nominating Committee. The Nominating Committee recommends nominees to serve on our Board of Directors. The Nominating Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.behringerharvard.com. Each of the members of the Nominating Committee is “independent” under NASDAQ rules and applicable SEC rules. The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Bylaws. Generally, this requires that the stockholder send certain information about the nominee to our Corporate Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and oversee our management, Board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry. The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and will periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favorably in considering individual candidates. The Nominating Committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our Bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee. The Nominating Committee was formed in 2005 and did not meet during the fiscal year ended December 31, 2005. The nominees to be considered for membership to the Board of Directors at this Annual Meeting were nominated and approved by the full Board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact the Board by mail at: Chairperson of the Behringer Harvard Opportunity REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330. The Chairman of the Audit Committee will receive all communications made by this means. All communications received by the Chairman of the Audit Committee will then be submitted to the Board of Directors.

Code of Ethics

Our Board of Directors has adopted the Behringer Harvard Family of Companies Amended and Restated Code of Business Conduct Policy that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted the policy on our website, at www.behringerharvard.com. If, in the future, we amend, modify or waive a provision in the policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Directors’ Compensation

We will pay each of our directors who are not employees of Behringer Harvard Opportunity REIT I or our advisor or their affiliates $1,250 per month ($15,000 per year) plus $500 for each board or committee meeting the director attends. We will pay the chairman of our audit committee $1,000 (rather than $500) for each meeting of the audit committee he attends. In addition, each non-employee director is granted an option to purchase 5,000 shares of common stock on the date he or she first becomes a director and upon each person’s reelection as a director pursuant to the Behringer Harvard Opportunity REIT I, Inc. Amended and Restated 2004 Incentive Award Plan (“Incentive Award Plan”). Before we begin having appraisals by an independent third party, file a registration statement for a firm commitment underwritten public offering of our shares or list our shares on a national securities exchange or national market system, the exercise price for such options will be $9.10 per share, unless the Board of Directors determines otherwise. It is anticipated that options granted pursuant to the Incentive Award Plan will have an exercise price equal to or greater than the fair market value of our common stock as of the date of grant as determined by our Board of Directors. The options become exercisable one year after the date of grant. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is an employee of Behringer Harvard Opportunity REIT I or Behringer Harvard Opportunity Advisors or their affiliates, we do not pay compensation for services rendered as a director.

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of March 30, 2006, the following individuals currently serve as our executive officers:

Gerald J. Reihsen, III, age 47, has served as our Executive Vice President – Corporate Development & Legal and Secretary since our inception in November 2004. He also serves in such capacity with Behringer Harvard REIT I and our advisor and is the primary contact for Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I and all of their affiliates for banks, attorneys and other service providers and contractual relations. Since 2001, Mr. Reihsen has served in this and similar capacities with other Behringer Harvard companies, including serving as President of Behringer Securities.

For over 20 years, Mr. Reihsen’s business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships, and public and private securities offerings. For the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney. After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998. In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000. In 2000, he practiced law as a principal of Block & Balestri, a corporate and securities law firm. In 2000 and 2001, Mr. Reihsen was employed as the Vice President – Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc. Mr. Reihsen holds Series 7, 24, 27 and 63 registrations. Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

Gary S. Bresky, age 39, has served as our Chief Financial Officer since our inception in November 2004. Since 2002, Mr. Bresky has also served as the Chief Financial Officer of Behringer Harvard REIT I and all other Behringer Harvard companies and is the primary contact for Behringer Harvard REIT I and all of its affiliates for accountants and auditors.

Prior to his employment with us, Mr. Bresky served, from 1996 to 2001, as a Senior Vice President of Finance with Harvard Property Trust, Inc. In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions. Mr. Bresky was also integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.

From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, Texas, where he focused on finance and accounting for both public and private REITs. His experience included conducting annual audits, preparing quarterly and annual public securities reporting compliance filings and public real estate securities registration statements for his clients. From 1989 to 1994, Mr. Bresky worked with Ten West Associates, LTD and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios totaling in excess of $185 million. From 1988 until 1989, Mr. Bresky worked as an analysts’ assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc. assisting brokers in portfolio management. Mr. Bresky has been active in commercial real estate and related financial activities for over 15 years and holds Series 7, 24, 27 and 63 registrations. Mr. Bresky received a Bachelor of Arts degree from the University of California – Berkeley and a Masters of Business Administration degree from the University of Texas at Austin.

M. Jason Mattox, age 30, served as our Senior Vice President from our inception in November 2004 until moving to his current position as our Executive Vice President in March 2006. He is also Executive Vice President of Behringer Harvard

REIT I and all other Behringer Harvard companies.

From 1997 until joining Behringer Harvard in 2002, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998. From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands. From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties. Mr. Mattox formerly was a member of the National Association of Real Estate Investment Trusts and the Texas Association of Builders. Mr. Mattox has been active in commercial real estate and related financial activities for over six years and holds Series 7, 24 and 63 registrations. Mr. Mattox received a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

Jon L. Dooley, age 54, has served as our Executive Vice President – Real Estate since March 2006. He also serves in a similar capacity with other Behringer Harvard companies. Mr. Dooley joined Behringer Harvard in 2004. From June 2002 until May 2003, he served as one of the independent directors of Behringer Harvard REIT I, our affiliate. In 2002, he served as a Senior Vice President with Trammell Crow Company, a New York Stock Exchange listed diversified commercial real estate company. For the 13 years prior to joining Trammell Crow Company, Mr. Dooley held various senior management positions with Lend Lease, a leading real estate pension manager and advisor in the United States and Equitable Real Estate Investment Management, Inc. (acquired by Lend Lease). In 1997, Mr. Dooley became a principal with Lend Lease. Mr. Dooley served as a Senior Vice President of Asset Management from 1991 to 1996 while at Equitable Real Estate Management, Inc. Mr. Dooley has over 25 years of commercial real estate experience. Mr. Dooley received a Bachelor of Business Administration degree from Southern Methodist University.

Executive Compensation

Our executive officers, including Mr. Behringer, our chief executive officer, do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of Behringer Harvard Opportunity Advisors, our advisor, and its affiliates and are compensated by an affiliate of Behringer Harvard Holdings for their services to us as well as their services to our other affiliates. A description of the fees that we pay to our advisor and other affiliates is found in the “Certain Transactions” section below.

Incentive Award Plan

The Incentive Award Plan was approved by our Board of Directors on July 19, 2005 and by our stockholders on July 25, 2005, and provides for the automatic grant of the stock options to non-employee directors. A total of 11,000,000 shares have been authorized and reserved for issuance under our Incentive Award Plan. As of December 31, 2005, no options to acquire shares of our common stock had been awarded. An option to acquire 1,250 shares was awarded to Mr. Kaplan on February 17, 2006 when he was elected to our Board of Directors. In addition, on that date, an option to acquire 5,000 shares of our common stock was awarded to each of Ms. Bufkin and Mr. Chapman.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of the options, warrants and rights under all of our existing equity compensation plans as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	11,000,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	11,000,000

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Because we do not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are not yet required to comply with beneficial ownership reporting under Section 16(a) of the Exchange Act.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 30, 2006, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 5,571,683 shares of common stock outstanding as of March 30, 2006.

Name of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Behringer Harvard Holdings, LLC (3)	21,739	*
Robert M. Behringer (3)(4)	21,739	*
Robert S. Aisner (5)	—	—
Gerald J. Reihsen, III (6)	—	—
Gary S. Bresky (7)	—	—
M. Jason Mattox (8)	385	*
Barbara C. Bufkin	—	—
Robert J. Chapman	—	—
Steven J. Kaplan	—	—
All directors and executive officers as a group (eight persons) (3)	22,124	*

*        Represents less than 1%

(1)      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 30, 2006. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)      The address of Messrs. Behringer, Aisner, Reihsen, Bresky, Mattox, Chapman, Kaplan and Ms. Bufkin and Behringer Harvard Holdings, LLC is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(3)      Behringer Harvard Holdings also holds 1,000 shares of convertible stock. The actual number of shares of common stock issuable upon conversion of the convertible stock is indeterminable at this time.

(4)      Includes 21,739 shares of common stock owned by Behringer Harvard Holdings. It does not include 1,000 shares of convertible stock owned by Behringer Harvard Holdings. As of March 30, 2006, Mr. Behringer controlled the disposition of approximately 55% of the outstanding limited liability company interests and the voting of 100% of the outstanding limited liability company interests of Behringer Harvard Holdings.

(5)      Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings. Mr. Aisner controls the disposition of 4% of the limited liability company interests in Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings.

(6)      Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings. Mr. Reihsen controls the disposition of 4.5% of the limited liability company interests in Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Reihsen’s interest in Behringer Harvard Holdings.

(7)      Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings. Mr. Bresky controls the disposition of 3% of the limited liability company interests in Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Bresky’s interest in Behringer Harvard Holdings.

(8)      Does not include 21,739 shares of common stock and 1,000 shares of convertible stock owned by Behringer Harvard Holdings. Mr. Mattox controls the disposition of 1.5% of the limited liability company interests in Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Mattox’s interest in Behringer Harvard Holdings.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company’s results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Audit Committee has discussed with the independent auditor the auditor’s independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent auditor is independent from the Company and its management.

The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for their audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The Audit Committee has selected and the Board of Directors has ratified the selection of the Company’s independent auditor. The following independent directors, who constitute the Audit Committee, provide the foregoing report.

AUDIT COMMITTEE:

Robert J. Chapman, Chairman

Barbara C. Bufkin

Steven J. Kaplan

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Independent Auditor

We previously engaged PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements as of and for the period from November 23, 2004 (date of inception) through December 31, 2004. On September 2, 2005, the Audit Committee of our board of directors approved the dismissal of PricewaterhouseCoopers LLP as our independent registered public accounting firm effective September 2, 2005. On September 2, 2005, we retained the services of Deloitte & Touche LLP as our independent registered public accounting firm to replace our former independent registered public accounting firm, PricewaterhouseCoopers LLP. We reported this information in Pre-Effective Amendment No. 4 to our Registration Statement on Form S-11 dated September 12, 2005 (“Pre-Effective Amendment No. 4”). During the fiscal year, and any subsequent interim period prior to September 2, 2005, we did not consult with Deloitte & Touche LLP regarding any matters noted in Items 304(a) of Regulation S-K.

There have been no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving PricewaterhouseCoopers LLP that occurred during the period from November 23, 2004 (date of inception) through December 31, 2004, and through September 2, 2005. PricewaterhouseCoopers LLP’s report on our financial statements during the period from November 23, 2004 (date of inception) through December 31, 2004, and through September 2, 2005 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We provided PricewaterhouseCoopers LLP with a copy of the disclosures made pursuant to Pre-Effective Amendment No. 4 (which disclosures are consistent with the disclosures noted above) and PricewaterhouseCoopers LLP furnished us with a letter addressed to the SEC stating that it agrees with the statements made by us in Pre-Effective Amendment No. 4, a copy of which was filed as an exhibit to Pre-Effective Amendment No. 4.

Deloitte & Touche LLP has served as our independent auditor since September 2, 2005. Our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditor. Therefore, the Board, upon recommendation of its Audit Committee, has appointed Deloitte & Touche LLP to act as our independent auditor to examine our consolidated financial statements for our 2006 fiscal year.

One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP subsequent to its appointment as our independent registered public accounting firm on September 2, 2005, for the audits of our annual financial statements for the periods ended December 31, 2005 and 2004:

2005
Audit Fees (1)	$61,250
All Other Fees	—
Total Fees	$61,250

(1)   Audit fees consisted of professional services performed in connection with the audit of our annual financial statements and review of financial statements included in our Form 10-Qs.

On September 2, 2005, we retained the services of Deloitte & Touche LLP as our independent registered public accounting firm to replace our former independent registered public accounting firm, PricewaterhouseCoopers LLP. As a result, we incurred additional fees in the amount of $10,000 for audit fees, $40,000 for audit related fees, and $3,390 for tax fees from PricewaterhouseCoopers LLP for the year ended December 31, 2005.

Approval of Services and Fees

Our Audit Committee has reviewed and approved all of the fees charged by our independent registered public accounting firms in 2005. Our Audit Committee actively monitors the relationship between audit and non-audit services provided by our independent registered public accounting firms. The Audit Committee concluded that all services rendered by our independent registered public accounting firms during the year ended December 31, 2005 were consistent with maintaining the respective independent registered public accounting firms’ independence. Accordingly, the Audit Committee has approved all of the services provided by PricewaterhouseCoopers LLP prior to its dismissal and by Deloitte & Touche LLP after it was engaged. As a matter of policy, the company will not engage its primary independent registered public accounting firm for non-audit services other than “audit related services,” as defined by the SEC, certain tax services and other permissible non-audit services as specifically approved by the chairperson of the Audit Committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, the independent registered public accounting firm to ensure that the SEC’s auditor independence rules are satisfied. Under the policy, the Audit Committee must pre-approve all services provided by the company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the Audit Committee will periodically monitor the levels of fees charged by Deloitte & Touche LLP and compare these fees to the amounts previously approved. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the Audit Committee for approval.

CERTAIN TRANSACTIONS

Certain of our affiliates have received, and will receive, fees and compensation in connection with our initial public offering of common stock, which began on September 20, 2005 (the “Offering”), and in connection with the acquisition, management and sale of our assets. The following is a summary of the related party fees and compensation we incurred during the year ended December 31, 2005. No such fees were incurred in the period from November 23, 2004 (date of inception) through December 31, 2004.

	Total incurred	Total capitalized to offering costs

For the year-ended ended December 31, 2005

Behringer Securities LP, commissions and dealer manager fees	$1,777,367	$1,777,367

Behringer Harvard Opportunity Advisors, reimbursement of organization and offering expenses	1,963,832	1,963,832

Total	$3,741,199	$3,741,199

Behringer Securities LP (“Behringer Securities”), our affiliated dealer manager for the Offering, receives commissions of up to 7% of gross offering proceeds (1% for purchases under our distribution reinvestment plan) before reallowance of commissions earned by participating broker-dealers. In connection with the Offering, up to 2% of gross proceeds before reallowance to participating broker-dealers are paid to Behringer Securities as a dealer manager fee; except that no dealer manager fee is paid with respect to purchases made pursuant to the distribution reinvestment plan. Behringer Securities reallows all of its commissions of up to 7% of gross offering proceeds to participating broker-dealers and reallows a portion of its dealer manager fee of up to 1.5% of the gross offering proceeds to be paid to such participating broker-dealers as marketing fees, including bona fide conference fees incurred, and due diligence expense reimbursement. In the year ended December 31, 2005, Behringer Securities’ commissions and dealer manager fees totaled $1,372,907 and $404,460, respectively, and were capitalized as offering costs in “Additional paid-in capital” on our balance sheet. In the period ended December 31, 2004, there were no commissions and dealer manager fees paid to Behringer Securities, as the Offering did not commence until September 20, 2005.

Behringer Harvard Opportunity Advisors, our affiliated advisor, or its affiliates, receive up to 2% of gross offering proceeds for reimbursement of organization and offering expenses incurred in connection with the Offering. As of December 31, 2005, $1,963,832 of organization and offering expenses had been incurred by Behringer Harvard Opportunity Advisors on our behalf, of which $262,765 had been reimbursed by us and the balance of $1,701,067 will be reimbursed; except that no organization and offering expenses will be reimbursed with respect to purchases made pursuant to our distribution reinvestment plan. All of the $1,963,832 of organization and offering expenses to be reimbursed by us through December 31, 2005 had been recorded as a reduction of “Additional paid-in capital” on our balance sheet. In the period ended December 31, 2004, there were no organization and offering expenses paid, as the Offering did not commence until September 20, 2005. Behringer Harvard Opportunity Advisors or its affiliates determine the amount of organization and offering expenses owed based on specific invoice identification as well as an allocation of costs to us, Behringer Harvard REIT I, Behringer Harvard Mid-Term Fund I, Behringer Harvard Short-Term Fund I, Behringer Harvard Strategic Opportunity Fund I and Behringer Harvard Strategic Opportunity Fund II, our affiliates, based on anticipated respective equity offering sizes of those entities.

In connection with the Offering, Behringer Harvard Opportunity Advisors or its affiliates also receive acquisition and advisory fees of up to 2.5% of the contract purchase price of each asset for the acquisition, development or construction of real property or, with respect to any loan or other investment, up to 2.5% of the funds advanced in respect of a loan or other investment. Behringer Harvard Opportunity Advisors or its affiliates also receive up to 0.5% of the contract purchase price of the real estate assets we acquire or, with respect to the making or purchase of a mortgage loan, up to 0.5% of the funds advanced, for reimbursement of expenses related to making investments. As of December 31, 2005, we had not acquired any assets. Therefore, Behringer Harvard Opportunity Advisors did not earn any acquisition and advisory fees for the years ended December 31, 2004 and December 31, 2005.

In connection with the Offering, Behringer Harvard Opportunity Advisors or its affiliates also receive a debt financing fee of up to 1% of the amount available under any debt made available to us. In the year ended December 31, 2005, and for the period ended December 31, 2004, Behringer Harvard Opportunity Advisors earned no debt financing fee, as there were no assets acquired.

We pay HPT Management LP (“HPT Management”), our affiliated property manager, fees for the management and leasing of our properties, which may be subcontracted to unaffiliated third parties. Such fees are expected to equal 4.5% of gross revenues of the respective property, plus leasing commissions based upon the customary leasing commission applicable to the geographic location of the respective property. In the event that we contract directly with a non-affiliated third party property manager in respect of a property, we pay HPT Management an oversight fee equal to 1% of gross revenues of the property managed.  In no event will we pay both a property management fee and an oversight fee to HPT Management with respect to any particular property. We incurred no such fees in the year ended December 31, 2005 and for the period ended December 31, 2004.

In connection with the Offering, we pay Behringer Harvard Opportunity Advisors an annual advisor asset management fee of 0.75% of aggregate asset value. Any portion of the asset management fee may be deferred and paid in a subsequent year. In the year ended December 31, 2005 and for the period ended December 31, 2004, we did not incur any advisor asset management fees.

In connection with the packaging of a property or mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific property, we will pay Behringer Development Company LP a development fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the project; provided, however, that we will not pay a development fee to an affiliate of our advisor in respect of the development of any project if our advisor or any of its affiliates elects to receive an acquisition and advisory fee in respect of such development.

Behringer Harvard Opportunity Advisors or its affiliates will also be paid fees if the advisor provides a substantial amount of services, as determined by our independent directors, in connection with the sale of one or more properties. In such event, we will pay the advisor an amount equal to (i) in the case of the sale of real property, the lesser of: (A) one-half of the aggregate brokerage commission paid or, if none is paid, the amount that customarily would be paid, or (B) 3% of the sales price of each property sold, and (ii) in the case of the sale of any asset other than real property, 3% of the sales price of such assets. This fee shall not be earned or paid unless and until the investors have received total distributions in an amount equal to or in excess of the sum of the aggregate capital contributions by investors plus a 10% cumulative, non-compounded, annual return on such capital contributions. Subordinated disposition fees that are not earned and payable at the date of sale, because investors have not yet received their required minimum distributions, will be deferred and paid at such time as these subordination conditions have been satisfied. In addition, after investors have received a return of their net capital contributions and a 10% cumulative, non-compounded, annual return, then Behringer Harvard Opportunity Advisors is entitled to 15% of remaining net sales proceeds less the amount that our debt for borrowed money exceeds the aggregate book value of our remaining assets. Subordinated participation in net sales proceeds that are not payable at the date of sale, because investors have not yet received their required minimum distribution, will be deferred and paid at such time as the subordination conditions have been satisfied. The subordinated participation in net sales proceeds will be reduced or eliminated upon the conversion of our common stock.

Upon listing of our common stock on a national securities exchange or inclusion for quotation on the Nasdaq National Market System, a listing fee will be paid to Behringer Harvard Opportunity Advisors equal to 15% of the amount, if any, by which (i) the market value of our outstanding stock plus total distributions we paid prior to listing exceeds (ii) the sum of the aggregate capital contributions by investors plus a 10% cumulative, non-compounded, annual return on such contributions. Upon termination of the Advisory Agreement with Behringer Harvard Opportunity Advisors, a performance fee will be paid to Behringer Harvard Opportunity Advisors of 15% of the amount, if any, by which (i) our going concern value based on the actual value of our assets less our liabilities at the time of such termination plus total distributions paid to our stockholders through the termination date exceeds (ii) the sum of the aggregate capital contributions by investors plus a 10% cumulative, non-compounded, annual return on such capital contributions. The subordinated performance fee will be paid in the form of an interest bearing promissory note that will be repaid using the entire net sales proceeds of each sale of property after the date of termination. No performance fee will be paid if we have already paid or become obligated to pay Behringer Harvard Opportunity Advisors a listing fee. The subordinated performance fee will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon the conversion of our convertible stock. Persons independent of us and independent of our advisor will perform any appraisal of our asset value.

We will reimburse Behringer Harvard Opportunity Advisors for all expenses it pays or incurs in connection with the services it provides to us, subject to the limitation that we will not reimburse Behringer Harvard Opportunity Advisors for any amount by which the advisor’s operating expenses (including the asset management fee) at the end of the four fiscal quarters immediately preceding the date reimbursement is sought exceeds the greater of: (i) 2% of our average invested assets, or (ii) 25% of our net income determined without reduction for any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets for that period.

At December 31, 2005, we had payables to affiliates of $2,158,017, which consisted of commissions, dealer manager fees and reimbursement of organization and offering expenses.

We are dependent on Behringer Harvard Opportunity Advisors, Behringer Securities and HPT Management for certain services that are essential to us, including the sale of shares of our common stock, asset acquisition and disposition decisions, property management and leasing services and other general administrative responsibilities. In the event that these companies were unable to provide us with the respective services, we would be required to obtain such services from other sources.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO OUR CHARTER

On March 27, 2006, our Board of Directors adopted a resolution to amend, and to recommend that our stockholders approve amendments to, Article XIII of our charter (the “Articles”). Under the proposed amendments, our Board of Directors will no longer have the power to approve, without stockholder approval, mergers of the Company with or into a subsidiary even when 90% or more of such subsidiary’s stock is owned by the Company, mergers in which the Company is the successor entity, or transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary.

Section 13.1 of the Articles as proposed to be amended by this proposal would read as follows (marks indicate changes to the current provisions of the Articles):

SECTION 13.1  AMENDMENT. The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter, ~~and to the extent otherwise permitted by Maryland law,~~ any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of the Charter that would have the effect of amending such sections).

Section 13.2 of the Articles as proposed to be amended by this proposal would read as follows (marks indicate changes to the current provisions of the Articles):

SECTION 13.2  REORGANIZATION. Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over all or substantially all of the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer all or substantially all of the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that~~, except as permitted by law,~~ any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

The first sentence of Section 13.3 of the Articles as proposed to be amended by this proposal would read as follows (marks indicate changes to the current provisions of the Articles):

SECTION 13.3 MERGER, CONSOLIDATION OR SALE OF COMPANY ASSETS. Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that~~, except as permitted by law,~~ such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

A form of the Articles of Amendment to the Articles is attached to this proxy statement as Annex B, and this summary of the relevant provisions of our Articles is qualified in its entirety by reference to Annex B.

Reasons for and General Effect of the Proposed Amendments

We were formed to invest in real estate and real estate related assets, such as office, office-tech, retail, apartment, industrial and hotel properties, as well as property for development or redevelopment into commercial properties, and real estate related assets that are supported by similar types of properties. In each case, we will target assets that have been identified as being opportunistic investments with significant possibilities for near-term capital appreciation.

The SEC declared our Registration Statement on Form S-11 effective on September 20, 2005 and, as of the date of this proxy statement, we had received the authorizations necessary to offer and sell our shares of common stock in all U.S. jurisdictions except for the State of Pennsylvania. On April 11, 2006, the Pennsylvania Securities Commission cleared us to offer and sell our shares of common stock in the Commonwealth of Pennsylvania contingent upon our undertaking to amend Article XIII of our Articles, as set forth above.

Presently, under Sections 13.1, 13.2 and 13.3 of our Articles, subject to certain restrictions and limitations set forth in our Articles, our Board of Directors must obtain stockholder approval in order to amend the Articles, effect a reorganization of the Company, or engage in a merger, consolidation or sale of all or substantially all of the Company’s assets, except as permitted by law. Thus, under the Articles and the Maryland General Corporation Law (the “MGCL”), currently our Board of Directors is permitted to take the following actions without stockholder approval:

1.     pursuant to Section 2-605(a) of the MGCL, amend the Articles to (i) change the name of the Company or (ii) change the name or other designation or the par value of any class or series of stock of the Company and the aggregate par value of the stock of the Company;

2.     pursuant to Section 3-106(a) of the MGCL, merge a 90% or more owned subsidiary of the Company with or into the Company, provided that (i) the charter of the successor is not amended in the merger other than to change the name of the entity, the name or other designation or the par value of any class or series of its stock, or the aggregate par value of its stock, and (ii) the contract rights of any stock of the successor issued in the merger in exchange for stock of the other corporation participating in the merger are identical to the contract rights of the stock for which the stock of the successor was exchanged;

3.     pursuant to Section 3-105(a)(5) of the MGCL, approve a merger of the Company (i) which does not reclassify or change the terms of any class or series of stock outstanding immediately before the merger becomes effective or otherwise amend the Company’s charter and (ii) in which the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the merger becomes effective; and

4.     pursuant to Section 3-104(a)(4) of the MGCL, transfer of all or substantially all of the assets of the Company to one or more persons if all of the equity interests of such person or persons are owned, directly or indirectly, by the Company.

The proposed amendments would take away the Board of Directors’ power to take any of the actions set forth in items 2 through 4 above without stockholder approval. The proposed amendment would have no effect on the Board of Directors’ power to take the actions set forth in item 1 above without stockholder approval. In addition, because the Pennsylvania Securities Commission has required the proposed amendments as a condition to its declaring our offering of shares of common stock effective in the Commonwealth of Pennsylvania, stockholder approval of the proposed amendments would enable us to sell shares of our common stock to suitable investors in Pennsylvania.

The proposed amendments would also clarify in Section 13.2 that stockholder approval will be required for the Company to effect a reorganization where all or substantially all of the Company’s assets are transferred to a successor entity. The proposed amendments would not require stockholder approval in order for the Board of Directors to cause the Company to transfer less than substantially all of the Company’s assets to a successor entity under Section 13.2 of the Articles.

Although the proposed amendments may make it more difficult and costly for us to complete a merger with or into a 90% or more owned subsidiary or a transfer of all or substantially all of our assets to a wholly owned subsidiary, the Board of Directors has determined that the amendments are nevertheless desirable and should be approved by our stockholders. If the holders of common stock approve this proposal, we will file the Articles of Amendment to the Articles with the State Department of Assessments and Taxation of Maryland and the Articles of Amendment as described above will be effective upon the acceptance of such Articles of Amendment by the State Department of Assessments and Taxation of Maryland.

If this proposal is not approved, we will immediately cease making offers and sales of our securities to Pennsylvania residents. Additionally, we have assured the Pennsylvania Securities Commission that, in the event this proposal is not approved, we will offer rescission to all residents of the Commonwealth of Pennsylvania that have previously purchased our shares. Such rescission offer will comply with Section 504 of the Pennsylvania Securities Act of 1972, as amended, and the regulations promulgated thereunder. Among other things, Section 504 of the Pennsylvania Securities Act of 1972 would require us to repurchase our shares from Pennsylvania residents for cash in an amount equal to the consideration paid for such shares plus interest at the legal rate and less the amount of any distributions paid by us in respect of such shares. Thus, if this proposal is not approved, we may have to return monies to investors who are residents of the Commonwealth of Pennsylvania. Doing so may have a material adverse effect on our business and financial condition and therefore may reduce the amount of distributions we could make to our remaining stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO ARTICLE XIII OF
OUR CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO.

ADDITIONAL INFORMATION

Stockholder Proposals

Rules of the SEC require that any proposal by a stockholder for consideration at the 2007 Annual Meeting of Stockholders must be received by us no later than December 29, 2006, if any such proposal is to be eligible for inclusion in our proxy materials for our 2007 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our Bylaws. Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year. Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting of Stockholders must be received by us no earlier than December 29, 2006 and not later than January 28, 2007. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

We have adopted a process for stockholders to send communications to our Board. A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on our website at www.behringerharvard.com.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

The SEC now permits companies to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding common shares of Behringer Harvard Opportunity REIT I, you should have already received a householding notification from Behringer Harvard Opportunity REIT I. Please contact Behringer Harvard Investment Services, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3600 if you have any questions or require additional copies of the annual disclosure documents. We will arrange for delivery of a separate copy of this Proxy Statement or our Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies by contacting us using the contact information set forth above. Furthermore, if your family has multiple accounts holding common shares of Behringer Harvard Opportunity REIT I and is currently receiving multiple copies of this Proxy Statement and annual reports, you may request that only a single copy of future annual reports or proxy statements be delivered to your household by contacting us using the contact information set forth above.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald J. Reihsen, III
Secretary

ANNEX A

AUDIT COMMITTEE CHARTER

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

AUDIT COMMITTEE CHARTER

1.             Purpose.

The Audit Committee is appointed by the Board of Directors (the “Board”) of Behringer Harvard Opportunity REIT I, Inc. (the “Company”) to assist the Board in discharging its responsibility for the accounting, reporting and financial practices of the Company and to exercise exclusive decision-making authority in the specific instances noted below. The members of the Audit Committee are not called upon to be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor. Further, although the Audit Committee will annually review information provided to the committee concerning the “independence” of the independent auditor, the Audit Committee cannot certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this Charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the independent auditor on the basis of the information it receives, discussions with the independent auditor, and the experience of the Audit Committee’s members in business, financial and accounting matters.

2.             Composition and Qualifications.

The Audit Committee shall be composed of two or more independent directors each of whom has been affirmatively determined by the Board to be an “independent director” as that term is defined under the rules set by the Securities and Exchange Commission and under the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association. One of the members shall be appointed Committee Chairperson by the Board. Each member shall in the judgment of the Board have the ability to read and understand the Company’s financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Audit Committee shall in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. The members of the Audit Committee shall be elected by the Board at its annual meeting and the members shall serve until their successors shall be duly elected and qualified or until their earlier resignation, removal or inability to serve. The Board shall elect new members of the Committee from time to time as it may deem it appropriate to add members or as vacancies shall occur.

3.             Authority.

The Audit Committee shall have the authority to retain outside legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. At the discretion of the Audit Committee, such meetings may occur with or without Company management present. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

4.             Meetings.

The Audit Committee is to meet as many times as the Audit Committee deems necessary. Meetings for the consideration of pertinent matters may be requested by the Chief Executive Officer of the Company, by any member of the Audit Committee or the Board or by request to the Chairperson of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum at any meeting. The Secretary or an Assistant Secretary of the Company will prepare the minutes of each meeting and send a copy of the minutes to the Audit Committee members and to the members of the Board who are not members of the Audit Committee. The Secretary or such Assistant Secretary of the Company, as applicable, may be excused by the Audit Committee Chairperson from any meeting, or portion thereof, where sensitive matters are discussed, and the Audit Committee Chairperson shall be responsible for ensuring that minutes of that meeting or portion are correctly recorded.

5.             Duties and Responsibilities.

The Audit Committee shall be empowered in accordance with its judgment to act in respect of the following:

a.             Retain and evaluate the firm of independent certified public accountants to be appointed as independent auditor of the Company, for which the Audit Committee shall have exclusive decision-making authority.

b.             Review the experience and qualifications of the senior members of the independent audit team and the quality control procedures of the independent auditor.

c.             Approve the fees to be paid to the independent auditor for audit services, for which the Audit Committee shall have exclusive decision-making authority, pursuant to the Company’s Audit Committee Pre-Approval Policy.

d.             Approve the retention of the independent auditor for any non-audit service and the fee for such service, for which the Audit Committee shall have exclusive decision-making authority, pursuant to the Company’s Audit Committee Pre-Approval Policy.

e.             Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

f.              Evaluate the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

g.             Recommend to the Board guidelines, which may include an absolute ban, on the hiring by the Company of employees of the independent auditor who worked on the Company’s account.

h.             Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

i.              Review and discuss with management: (i) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company; and (ii) any significant transactions or courses of dealing with parties related to the Company.

j.              Review with management and the independent auditor the Company’s quarterly and annual financial statements prior to the filing of its Form 10-Q and 10-K, including the

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results of the independent auditor’s review of the quarterly financial statements and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” portion of Form 10-Q and 10-K.

k.             Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and minimize such exposures.

l.              Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls and disclosure controls that could significantly affect the Company’s financial statements.

m.            Review and discuss with management and the independent auditor the financial statements of the Company, including an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles.

n.             Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee or stockholder complaints or published reports, which raise material issues regarding the Company’s financial statements or accounting policies.

o.             Review with the independent auditor any problems or difficulties the independent auditor may have encountered and any management letter provided by the independent auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

p.             Prepare the report required of the audit committee by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

q.             Review and discuss with management and advise the Board with respect to any issues concerning the Company’s policies and procedures regarding compliance with applicable laws and regulations that may have a material impact on the Company’s financial statements.

r.              Meet at least quarterly with the Company’s Chief Financial Officer and the independent auditor in separate executive sessions.

s.             Review with the Company’s Chief Legal Officer any legal matters that may have a material impact on the financial statements and the Company’s compliance policies.

t.              Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

u.             Review and reassess, at least annually, the performance of the Audit Committee and the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

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v.             Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters, for which the Audit Committee shall have exclusive decision-making authority.

w.            At least annually, obtain and review a report by the independent auditor describing (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

x.             Report through its Chairperson to the Board following meetings of the Audit Committee.

6.             Investigations.

The Audit Committee shall have the authority, but not the obligation, to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist in the conduct of any investigation.

7.             No Responsibility to Conduct Audits.

While the Audit Committee has the responsibilities and the authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to assure compliance with laws and regulations or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

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ANNEX B

ARTICLES OF AMENDMENT TO ARTICLES OF AMENDMENT AND RESTATEMENT

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

ARTICLES OF AMENDMENT

Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The charter of the Company is hereby amended by deleting therefrom Section 13.1 of Article XIII and inserting in lieu thereof the following Section 13.1 of Article XIII:

SECTION 13.1  AMENDMENT. The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of the Charter that would have the effect of amending such sections).

SECOND:  The charter of the Company is hereby further amended by deleting therefrom Section 13.2 of Article XIII and inserting in lieu thereof the following Section 13.2 of Article XIII:

SECTION 13.2  REORGANIZATION. Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over all or substantially all of the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer all or substantially all of the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

THIRD:  The charter of the Company is hereby further amended by deleting therefrom the first sentence of Section 13.3 of Article XIII and inserting in lieu thereof the following sentence:

Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

FOURTH:  The amendments to the charter of the Company as set forth above have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FIFTH:  The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Company and as to all matters of facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President, and attested to by its Secretary, on this          day of                      , 2006.

ATTEST:	BEHRINGER HARVARD OPPORTUNITY REIT
I, INC.

	By:	(SEAL)
Name: Gerald J. Reihsen, III		Name: Robert S. Aisner
Title: Secretary		Title: President

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INVESTOR # «GENDER»	PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
# OF SHARES «SAL1»	Behringer Harvard Opportunity REIT I, Inc. 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on June 29, 2006, at 2:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PAID ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

«NAME»
«COMPANY»
«STREET»
«ADDR2»
«CITY», «STATE» «ZIP»	(Please date and sign on reverse)
(Continued on reverse side)

 FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.                                       Vote by Telephone:  Call toll-free 1-866-894-0534 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

Or

2.                                       Vote by Internet at our Internet Address:  www.proxyvoting.com/bhopreit. Follow the instructions provided there.

Or

3.                                       Vote by Mail:  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR” all nominees in Proposal 1 and “FOR” Proposal 2. The votes entitled to be cast by the Stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1 AND 2

1. Election of Directors – Nominees			For	Withhold	For All Except		For	Against	Abstain
01 Behringer 04 Chapman	02 Aisner 05 Kaplan	03 Bufkin	☐	☐	☐	2. Approval of Amendments to Our Charter	☐	☐	☐
Except Nominee(s) written above

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder

Signature	Date:
Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope

Signature if held jointly	Date:

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

 FOLD AND DETACH HERE

If you authorize a proxy by telephone or Internet, the named proxies will be authorized to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:	You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

OPTION A:	To vote as the Board of Directors recommends on ALL proposals: Press 1

OPTION B:	If you choose to vote on each item separately, press 0. You will hear these instructions:

Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to instructions

Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

When asked, you must confirm your vote by pressing 1.

VOTE BY INTERNET:	The web address is www.proxyvoting.com/bhopreit. You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

IF YOU VOTE BY PHONE OR INTERNET, DO NOT MAIL THE PROXY CARD

THANK YOU FOR VOTING

Call Toll-Free on a Touch Tone Telephone	«CODE»
1-866-894-0534	CONTROL NUMBER
There is NO CHARGE to you for this call	for Telephone/Internet Proxy Authorization